[Logo] M F S (R)
INVESTMENT MANAGEMENT                                       ANNUAL REPORT
75 YEARS                                                    SEPTEMBER 30, 1999
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                                                            MFS(R) INTERNATIONAL
                                                              OPPORTUNITIES FUND

                                                            MFS(R) INTERNATIONAL
                                                           STRATEGIC GROWTH FUND

                                                            MFS(R) INTERNATIONAL
                                                                      VALUE FUND

MFS(R) INTERNATIONAL OPPORTUNITIES FUND
MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND
MFS(R) INTERNATIONAL VALUE FUND

TRUSTEES                                     SECRETARY
Richard B. Bailey* - Private                 Stephen E. Cavan*
Investor; Former Chairman and
Director (until 1991), MFS                   ASSISTANT SECRETARY
Investment Management                        James R. Bordewick, Jr.*

J. Atwood Ives - Chairman and Chief          CUSTODIAN
Executive Officer, Eastern                   State Street Bank and Trust Company
Enterprises (diversified services
company)                                     AUDITORS
                                             Ernst & Young LLP
Lawrence T. Perera - Partner,
Hemenway & Barnes (attorneys)                INVESTOR INFORMATION
                                             For MFS stock and bond market
William J. Poorvu - Adjunct                  outlooks, call toll free:
Professor, Harvard University                1-800-637-4458 anytime from a
Graduate School of Business                  touch-tone telephone.
Administration
                                             For information on MFS mutual
Charles W. Schmidt - Private                 funds, call your financial
Investor                                     consultant or, for an information
                                             kit, call toll free: 1-800-637-2929
Arnold D. Scott* - Senior Executive          any business day from 9 a.m. to 5
Vice President, Director, and                p.m. Eastern time (or leave a
Secretary, MFS Investment                    message anytime).
Management
                                             INVESTOR SERVICE
Jeffrey L. Shames* - Chairman,               MFS Service Center, Inc.
Chief Executive Officer, and                 P.O. Box 2281
Director, MFS Investment Management          Boston, MA 02107-9906

Elaine R. Smith - Independent                For general information, call toll
Consultant                                   free: 1-800-225-2606 any business
                                             day from 8 a.m. to 8 p.m. Eastern
David B. Stone - Chairman and                time.
Director, North American Management
Corp. (investment advisers)                  For service to speech- or
                                             hearing-impaired, call toll free:
INVESTMENT ADVISER                           1-800-637-6576 any business day
Massachusetts Financial Services Company     from 9 a.m. to 5 p.m. Eastern time.
500 Boylston Street                          (To use this service, your phone
Boston, MA 02116-3741                        must be equipped with a
                                             Telecommunications Device for the
DISTRIBUTOR                                  Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                          For share prices, account balances,
Boston, MA 02116-3741                        and exchanges, call toll free:
                                             1-800-MFS-TALK (1-800-637-8255)
CHAIRMAN AND PRESIDENT                       anytime from a touch-tone
Jeffrey L. Shames*                           telephone.

PORTFOLIO MANAGERS                           WORLD WIDE WEB
David A. Antonelli*                          www.mfs.com
David R. Mannheim*
Frederick J. Simmons*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

LETTER FROM THE CHAIRMAN

Dear Shareholders, The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    October 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

MFS International Opportunities Fund

Dear Shareholders,

For the 12 months ended September 30, 1999, Class A shares of the Fund provided a total return of 40.11% and Class I shares 40.22%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare over the same period to a 31.32% return for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, a broad, unmanaged index of non-U.S. equities and to a 29.80% return for the average international fund reported by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

The Fund's investment objective is capital appreciation through investing, under normal conditions, mostly in stocks of companies whose principal activities are outside the United States. The Fund invests in companies of any size, including smaller, lesser-known, foreign emerging-growth companies.

The strong performance of the Fund has been driven largely by two factors. First, the Fund can invest in small companies, including IPO (initial public offering) opportunities. During the period, we invested quite profitably in some of these. A second, equally important, factor has been good stock picking. In the oil services sector, oil prices have rebounded, and our holdings in the Netherlands-based company Fugro N.V. have helped performance. The Fund has also concentrated on companies taking advantage of the surge in cellular communications, including Mannesmann AG in Germany and Nokia AB in Finland.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Portfolio Manager

MFS International Strategic Growth Fund

Dear Shareholders,

For the 12 months ended September 30, 1999, Class A shares of the Fund provided a total return of 43.79% and Class I shares 43.91%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare over the same period to a 31.32% return for the MSCI EAFE Index, and to a 29.80% return for the average international fund tracked by Lipper.

The Fund's investment objective is capital appreciation through investing mostly in stocks of companies whose principal activities are outside the United States. The Fund invests in companies of any size, but generally invests in established foreign companies that we believe offer prospects for earnings growth. The Fund may also invest in emerging-market companies.

Because the Fund is managed from the bottom up, we buy stocks regardless of where a company is located. Therefore, our current large relative weighting of 43.6% in continental Europe versus the index weighting of 39.9% and our underweighting of 16.3% in Japan versus the index weighting of 27.8% are merely the byproducts of where MFS Original Research(R) is finding companies offering above-average growth and trading at attractive valuations. We remain cautious on emerging markets, in which our holdings are minimal.

The Fund's strong performance is due in part to the overweighting in the utilities and communication sector. This sector is benefiting from deregulation, consolidation, and growth fueled by the boom in wireless communications and the increase in Internet traffic. For example, we hold a position in Mannesmann AG, a German industrial conglomerate that has refocused its business from engineering to telecommunications. Currently, it is one of the leading companies in Europe competing in the fast-growing cellular phone market.

    Respectfully,

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

MFS International Value Fund

Dear Shareholders,

For the 12 months ended September 30, 1999, Class A shares of the Fund provided a total return of 30.01% and Class I shares 30.11%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare over the same period to a 31.32% return for the MSCI EAFE Index and to a 29.80% return for the average international fund tracked by Lipper.

The Fund's investment objective is capital appreciation through investing mostly in stocks of companies whose principal activities are outside the United States. Specifically, the Fund focuses on established foreign companies, many of which pay current dividends and whose stocks we believe are undervalued.

The Fund's management believes it is increasingly difficult to find undervalued stocks. We manage the Fund using a bottom-up approach, applying our criteria to individual companies rather than to countries or regions. For example, we bought SEITA, a French tobacco company owned until recently by the government. We believe its announcement of a merger with the dominant Spanish cigarette company is very promising. On the other hand, Newell Rubbermaid, Inc., a U.S. consumer products company that carries such brand name products as Levolor and Goody, has not done well. We bought the stock because its valuation did not reflect our belief that Newell's acquisition of Rubbermaid would result in a stronger, more customer-oriented company. So far, the results of that acquisition have been disappointing.

    Respectfully,

/s/ Frederick J. Simmons

    Frederick J. Simmons
    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently each Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each Fund's Class A shares in comparison to various indicators. Performance results reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

MFS(R) INTERNATIONAL OPPORTUNITIES FUND(1)(2)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1999. Index information is from October 1, 1997.)

              MFS International            MSCI
                Opportunities              EAFE
                Fund - Class A            Index+
--------------------------------------------------------------------------------
10/97              $10,000               $10,000
10/98                9,420                 9,192
10/99               13,198                12,070



AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 1999

CLASS A
                                                      1 Year         Life*
----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +40.11%       +31.98%
----------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge   +40.11%       +15.08%
----------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge   +33.46%       +12.28%
----------------------------------------------------------------------------

CLASS I
                                                      1 Year         Life*
----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +40.22%       +32.08%
----------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge   +40.22%       +15.13%
----------------------------------------------------------------------------

COMPARATIVE INDICES
                                                      1 Year         Life*
----------------------------------------------------------------------------
Average international fund**                         +29.80%       + 7.46%
----------------------------------------------------------------------------
MSCI EAFE Index+                                     +31.32%       + 9.86%
----------------------------------------------------------------------------
 * For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1999.
   Index information is from October 1, 1997.
** Source: Lipper Analytical Services, Inc.
 + Source: Standard & Poor's Micropal, Inc.

MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND(1)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1999. Index information is from October 1, 1997.)

            MFS International         MSCI
            Strategic Growth          EAFE
             Fund - Class A           Index
--------------------------------------------------------------------------------
10/97            $10,000             $10,000
9/98               9,680               9,192
9/99              13,919              12,070


AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 1999

CLASS A
                                                      1 Year          Life*
-----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +43.79%        +39.19%
-----------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge   +43.79%        +18.22%
-----------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge   +36.96%        +15.34%
-----------------------------------------------------------------------------

CLASS I
                                                      1 Year          Life*
-----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +43.91%        +39.59%
-----------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge   +43.91%        +18.39%
-----------------------------------------------------------------------------

COMPARATIVE INDICES
                                                      1 Year          Life*
-----------------------------------------------------------------------------
Average international fund**                         +29.80%        + 7.46%
-----------------------------------------------------------------------------
MSCI EAFE Index+                                     +31.32%        + 9.86%
-----------------------------------------------------------------------------
 * For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1999.
   Index information is from October 1, 1997.
** Source: Lipper Analytical Services, Inc.
 + Source: Standard & Poor's Micropal, Inc.

MFS(R) INTERNATIONAL VALUE FUND(1)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1999. Index information is from October 1, 1997.)

        MFS International       MSCI
          Value Fund            EAFE
          - Class A             Index
--------------------------------------------------------------------------------
10/9       $10,000            $10,000
9/98        10,470              9,192
9/99        13,612             12,070

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 1999

CLASS A
                                                       1 Year        Life*
----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +30.01%      +36.12%
----------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +30.01%      +16.90%
----------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    +23.84%      +14.05%
----------------------------------------------------------------------------

CLASS I
                                                       1 Year        Life*
----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +30.11%      +36.22%
----------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +30.11%      +16.94%
----------------------------------------------------------------------------

COMPARATIVE INDICES
                                                       1 Year        Life*
----------------------------------------------------------------------------
Average international fund**                          +29.80%      + 7.46%
----------------------------------------------------------------------------
MSCI EAFE Index+                                      +31.32%      + 9.86%
----------------------------------------------------------------------------
 * For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1999.
   Index information is from October 1, 1997.
** Source: Lipper Analytical Services, Inc.
 + Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

(2) Each Fund may invest in small or emerging growth companies. Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS -- September 30, 1999

MFS INTERNATIONAL OPPORTUNITIES FUND

Stocks - 97.7%
------------------------------------------------------------------------------
ISSUER                                                     SHARES        VALUE
------------------------------------------------------------------------------
Foreign Stocks - 91.1%
  Australia - 0.5%
    Coles Myer, Ltd. (Stores)*                              1,000   $    5,225
------------------------------------------------------------------------------
  Brazil - 2.6%
    Petroleo Brasileiro S.A. (Oils)                           850   $   13,413
    Tele Centro Sul Participacoes S.A., ADR
      (Telecommunications)                                    145        8,047
    Tele Norte Leste Participacoes S.A., ADR
      (Telecommunications)                                    460        7,130
                                                                    ----------
                                                                    $   28,590
------------------------------------------------------------------------------
  Canada - 3.7%
    Alliance Forest Products, Inc. (Forest and Paper
      Products)                                               500   $    5,685
    BCE, Inc. (Telecommunications)                            180        8,966
    Bell Canada International, Inc. (Telecommunications)*     400        4,100
    Canadian National Railway Co. (Railroads)                 320        9,700
    Clarica Life Insurance Co. (Insurance)*                   250        3,762
    Manulife Financial Corp. (Insurance)*                     400        4,752
    Toronto - Dominion Bank (Banks and Credit Cos.)           200        3,900
                                                                    ----------
                                                                    $   40,865
------------------------------------------------------------------------------
  China - 0.3%
    Huaneng Power International, Inc., ADR (Utilities -
      Electric)*                                              300   $    3,731
------------------------------------------------------------------------------
  Denmark - 0.1%
    Lundbeck (H.) A/S (Medical)                                25   $      709
------------------------------------------------------------------------------
  Estonia - 0.2%
    Eesti Telekom (Telecommunications)*                       110   $    1,843
------------------------------------------------------------------------------
  Finland - 6.4%
    Helsingin Puhelin Oyj (Telecommunications)                255       10,796
    HPY Holding - HTF Holding Oyj Abp (Telecommunications)    600       11,240
    Nokia Oyj (Telecommunications)                            110        9,841
    Nokia Corp., ADR (Telecommunications)                     125       11,227
    Perlos Corp. (Electronics)*                               600        8,074
    Sampo (Electronics)                                       250        8,298
    Tieto Corp. (Computer Software - Systems)                 360       11,374
                                                                    ----------
                                                                    $   70,850
------------------------------------------------------------------------------
  France - 8.6%
    Bouygues (Construction)*                                   30   $    9,504
    Castorama Dubois Investisse (Stores)                       30        8,432
    Compagnie Generale de Geophysique S.A., ADR (Oil
      Services)*                                            1,310       15,638
    Rhone-Poulenc S.A. (Pharmaceuticals)                      215       11,093
    Sanofi - Synthelabo S.A. (Medical and Health
      Products)*                                              140        5,957
    SEITA (Tobacco)                                           165        9,829
    Television Francaise (Entertainment)                       80       22,357
    Total S.A., "B" (Oils)                                    100       12,553
                                                                    ----------
                                                                    $   95,363
------------------------------------------------------------------------------
  Germany - 6.3%
    Fielmann AG, Preferred (Retail)                           200   $    8,085
    GfK AG (Business Services)*                                50        1,303
    Henkel KGaA, Preferred (Chemicals)                         90        5,649
    Mannesmann AG (Conglomerate)                              170       27,127
    Marschollek Lautenschlaeger, Preferred (Insurance)         75       12,989
    SAP AG, ADR (Computer Software - Systems)                 180        6,795
    Wella AG, Preferred (Consumer Goods and Services)         260        7,744
                                                                    ----------
                                                                    $   69,692
------------------------------------------------------------------------------
  Greece - 1.7%
    Antenna TV S.A., ADR (Broadcasting)*                      985   $    9,111
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                    403        9,400
                                                                    ----------
                                                                    $   18,511
------------------------------------------------------------------------------
  Hong Kong - 1.1%
    Li & Fung Ltd. (Wholesale)                              4,000   $   12,101
------------------------------------------------------------------------------
  Hungary - 1.1%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*          210   $    5,723
    OTP Bank (Banks and Credit Cos.)                          140        6,160
                                                                    ----------
                                                                    $   11,883
------------------------------------------------------------------------------
  Ireland - 1.9%
    Allied Irish Bank PLC (Banks and Credit Cos.)             451   $    5,436
    Anglo Irish Bank PLC (Banks and Credit Cos.)            6,289       15,422
    Trintech Group PLC, ADR (Computer Software -
      Products)*                                               50          656
                                                                    ----------
                                                                    $   21,514
------------------------------------------------------------------------------
  Italy - 1.8%
    Mediaset S.p.A. (Entertainment)                           520   $    5,305
    San Paolo - Imi S.p.A (Banks and Credit Cos.)             286        3,712
    Telecom Italia Mobile S.p.A., Saving Shares
      (Telecommunications)*                                 1,540        5,668
    Telecom Italia S.p.A. (Telecommunications)                600        5,208
                                                                    ----------
                                                                    $   19,893
------------------------------------------------------------------------------
  Japan - 16.1%
    Canon, Inc., ADR (Special Products and Services)          570   $   16,886
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)        1,000       12,039
    Chukyo Coca-Cola Bottling Co. Ltd. (Food and Beverage
      Products)                                             1,000       14,006
    Don Quijote Co., Ltd. (Retail)                            100       17,903
    Hitachi Ltd. (Electronics)                              1,000       11,055
    Hitachi Ltd., ADR (Electronics)                           100       10,913
    Mikuni Coca-Cola Bottling Co. Ltd. (Food and Beverage
      Products)                                             1,000       22,250
    Mimasu Semiconductor Industry Co. Ltd. (Electronics)      700       14,755
    Mitsubishi Motor (Automotive)                           1,000        5,415
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                1       12,273
    Orix Corp. (Finance)*                                     100       12,292
    Sanwa Bank, Ltd. (Banks and Credit Cos.)                1,000       13,350
    Sumitomo Bank Ltd. (Banks and Credit Cos.)              1,000       14,990
                                                                    ----------
                                                                    $  178,127
------------------------------------------------------------------------------

Foreign Stocks - continued
  Mexico - 2.4%
    Cifra S.A. de C.V., ADR (Retail)*                         375   $    5,872
    Fomento Economico Mexicano S.A. (Food and Beverage
      Products)                                                60        1,879
    Grupo Continential, S.A. (Food and Beverage Products)   1,450        1,754
    Pan American Beverage (Food and Beverage Products)        465        7,702
    Valeo, ADR (Automotive)                                   125        9,500
                                                                    ----------
                                                                    $   26,707
------------------------------------------------------------------------------
  Netherlands - 9.1%
    Equant N.V. (Computer Software - Services)*               120   $    9,765
    Fugro N.V. (Oil Services)                                 607       20,147
    Hunter Douglas N.V., ADR (Consumer Goods and Services)    180        4,864
    ING Groep N.V. (Financial Services)                       221       11,990
    Koninklijke Ahrend Groep N.V. (Consumer Goods and
      Services)*                                              688        9,405
    Koninklijke Philips Electronics N.V. (Electronics)         75        7,540
    Libertel N.V. (Cellular Telephones)*                      300        5,409
    STMicroelectronics Co. (Electronics)                      200       15,574
    Verenigde Nederlandse Uitgeversbedrijven Verenigd
      Bezit (Publishing)                                      150        5,202
    Wolters Kluwer N.V. (Publishing)*                         320       10,961
                                                                    ----------
                                                                    $  100,857
------------------------------------------------------------------------------
  New Zealand - 1.0%
    Warehouse Group (Retail)                                3,000   $   11,165
------------------------------------------------------------------------------
  Norway - 1.0%
    P4 Radio Hele Norge ASA (Broadcasting)                  2,400   $   11,157
------------------------------------------------------------------------------
  Poland - 0.7%
    Agora S.A. (Entertainment)*##                             180   $    1,553
    KGHM Polska Miedz S.A. (Metals and Minerals)              500        5,925
                                                                    ----------
                                                                    $    7,478
------------------------------------------------------------------------------
  Portugal - 2.5%
    Banco Espirito Santo e Comercial de Lisboa S.A. (Banks
      and Credit Cos.)                                        160   $    4,012
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.)    237        4,689
    BPI - SGPS, S.A. (Banks and Credit Cos.)                  304        6,203
    Portugal Telecom S.A., ADR (Utilities - Telephone)        150        6,197
    Telecel - Comunicacoes Pessoais S.A.
      (Telecommunications)                                     50        6,163
                                                                    ----------
                                                                    4   27,264
------------------------------------------------------------------------------
  Singapore - 1.0%
    Hong Leong Finance Ltd. (Finance)+                      7,000   $   11,739
------------------------------------------------------------------------------
  South Korea - 0.3%
    Pohang Iron & Steel Co. Ltd., ADR (Construction)          100   $    3,131
------------------------------------------------------------------------------
  Spain - 3.6%
    Banco Popular Espanol S.A. (Banks and Credit Cos.)        110   $    7,589
    Cortefiel S.A. (Retail)                                   200        5,210
    Repsol S.A. (Oils)                                        300        5,869
    Superdiplo S.A. (Supermarkets)*                           400        8,200
    Telefonica de Espana S.A., ADR (Telecommunications)       229       10,992
    Telefonica Publicidad e Informacion S.A. (Utilities -
      Telephone)                                              100        2,314
                                                                    ----------
                                                                    $   40,174
------------------------------------------------------------------------------
  Sweden - 3.4%
    Celsius AB (Aerospace)                                  1,330   $   20,629
    Hennes & Mauritz (Apparel and Textiles)                   320        8,071
    Saab AB, "B" (Aerospace)                                  400        3,224
    Skandia Forsakrings AB (Insurance)                        300        6,265
                                                                    ----------
                                                                    $   38,189
------------------------------------------------------------------------------
  Switzerland - 1.5%
    Barry Callebaut AG (Food and Beverage Products)            26   $    4,198
    Fantastic Corp. (Computer Software Systems)*               25        1,383
    UBS AG (Banks and Credit Cos.)                             40       11,264
                                                                    ----------
                                                                    $   16,845
------------------------------------------------------------------------------
  United Kingdom - 11.0%
    AstraZeneca Group PLC (Medical and Health Products)       179   $    7,466
    BP Amoco PLC (Oils)                                       404        7,380
    BP Amoco PLC, ADR (Oils)                                   66        7,314
    British Aerospace PLC (Aerospace)                       1,000        6,583
    British Telecommunications PLC (Telecommunications)       350        5,299
    Cable & Wireless Communication PLC
      (Telecommunications)*                                   160        8,340
    Capital Radio PLC (Broadcasting)                          810       11,798
    Colt Telecom Group PLC (Telecommunications)*              110       10,588
    Compass Group (Restaurants and Food Service)              800        7,887
    HSBC Holdings PLC (Banks and Credit Cos.)                 417        4,773
    Kingston Communications (Hull) PLC
      (Telecommunications)*                                   500        3,382
    Lloyds TSB Group PLC (Banks and Credit Cos.)              700        8,560
    Next PLC (Stores)                                       1,100       11,061
    Sema Group PLC (Computer Software - Systems)              400        4,885
    TeleWest Communications PLC (Entertainment)*            3,200       11,639
    Zeneca Group PLC (Medical and Health Products)            120        5,036
                                                                    ----------
                                                                    $  121,991
------------------------------------------------------------------------------
  Venezuela - 1.2%
    Ca la Electricidad de Caracas, ADR (Utilities -
      Electric)                                               200   $    4,050
    Mavesa S.A. (Consumer Goods and Services)               3,000        9,000
                                                                    ----------
                                                                    $   13,050
------------------------------------------------------------------------------
Total Foreign Stocks                                                $1,008,644
------------------------------------------------------------------------------
U.S. Stocks - 6.6%
  Agricultural Products - 1.6%
    AGCO Corp.                                              1,350   $   17,550
------------------------------------------------------------------------------
  Business Services - 0.3%
    IMRglobal Corp.*                                          365   $    3,011
------------------------------------------------------------------------------
  Computer Software - Systems - 0.3%
    Alteon Websystems, Inc.*                                   25   $    2,350
    Bluestone Software, Inc.*                                  25          578
                                                                    ----------
                                                                    $    2,928
------------------------------------------------------------------------------
  Conglomerates - 1.5%
    Sodexho Marriott Services, Inc.                           970   $   16,490
------------------------------------------------------------------------------
  Consumer Goods and Services - 1.4%
    Galileo International, Inc.                               375   $   15,094
------------------------------------------------------------------------------
  Internet
    Keynote Systems, Inc.*                                     25   $      625
------------------------------------------------------------------------------
  Telecommunications - 1.5%
    Global TeleSystems Group, Inc.*                           150   $    2,958
    Nortel Networks Corp.                                     270       13,770
                                                                    ----------
                                                                    $   16,728
------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   72,426
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,051,401)                          $1,081,070
------------------------------------------------------------------------------

Short-Term Obligations - 6.3%
------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                    (000 OMITTED)
------------------------------------------------------------------------------
    Federal Agricultural Mortgage Corp.,
     due 10/01/99, at Amortized Cost                       $   70   $   70,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,121,401)                     $1,151,070

Other Assets, Less Liabilities - (4.0)%                                (44,303)
------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $1,106,767
------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS -- September 30, 1999

MFS INTERNATIONAL STRATEGIC GROWTH FUND

Stocks - 95.2%
------------------------------------------------------------------------------
ISSUER                                                     SHARES        VALUE
------------------------------------------------------------------------------
Foreign Stocks - 93.1%
  Australia - 1.9%
    QBE Insurance Group Ltd. (Insurance)*                   6,100   $   23,424
------------------------------------------------------------------------------
  Canada - 4.4%
    Aliant, Inc. (Telecommunications)*                        830   $   12,432
    BCE, Inc. (Telecommunications)*                           220       10,934
    Bell Canada International, Inc. (Telecommunications)*   1,150       11,744
    Canadian National Railway Co. (Railroads)                 700       21,219
                                                                    ----------
                                                                    $   56,329
------------------------------------------------------------------------------
  Finland - 2.7%
    Helsingin Puhelin Oyj (Telecommunications)                460   $   19,476
    HPY Holding - HTF Holding Oyj Abp
      (Telecommunications)*                                   300        5,620
    Perlos Corp. (Electronics)*                               200        2,691
    Pohjola Group Insurance Corp. (Insurance)                 146        6,912
                                                                    ----------
                                                                    $   34,699
------------------------------------------------------------------------------
  France - 12.3%
    Bouygues (Construction)*                                   45   $   14,256
    Castorama Dubois Investisse (Stores)                       78       21,922
    Pernod Ricard Co. (Beverages)                             345       23,158
    Rhone-Poulenc S.A. (Pharmaceuticals)                      270       13,931
    Television Francaise (Entertainment)                       85       23,754
    Total S.A., "B" (Oils)                                    280       35,148
    Union des Assurances Federales S.A. (Insurance)           140       17,425
    Wavecom S.A., ADR (Electronics)*                          400        6,550
                                                                    ----------
                                                                    $  156,144
------------------------------------------------------------------------------
  Germany - 6.7%
    GfK AG (Business Services)*                                50   $    1,303
    Henkel KGaA, Preferred (Chemicals)                        260       16,319
    Mannesmann AG (Conglomerate)                              305       48,669
    Porsche AG (Automotive)                                     2        5,446
    Wella AG, Preferred (Consumer Goods and Services)         450       13,404
                                                                    ----------
                                                                    $   85,141
------------------------------------------------------------------------------
  Greece - 0.8%
    Antenna TV S.A., ADR (Broadcasting)*                    1,050   $    9,712
------------------------------------------------------------------------------
  Ireland - 2.0%
    Anglo Irish Bank PLC (Banks and Credit Cos.)           10,285   $   25,222
    Trintech Group PLC, ADR (Computer Software -
      Products)*                                               50          656
                                                                    ----------
                                                                    $   25,878
------------------------------------------------------------------------------
  Italy - 2.9%
    Banca Carige S.p.A. (Banks and Credit Cos.)               950   $    8,651
    Telecom Italia Mobile S.p.A., Saving Shares
      (Telecommunications)*                                 7,500       27,605
                                                                    ----------
                                                                    $   36,256
------------------------------------------------------------------------------
  Japan - 15.5%
    Canon, Inc., ADR (Special Products and Services)          720   $   21,330
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)        2,000       24,077
    Chukyo Coca-Cola Bottling Co. Ltd. (Food and Beverage
      Products)                                             1,000       14,006
    Coca-Cola West Japan Co. Ltd. (Food and Beverage
      Products)                                               200        9,181
    Eiden Co. Ltd. (Retail)                                 1,000       12,179
    Fuji Heavy Industries Ltd. (Automotive)                 2,000       15,852
    Hitachi Ltd. (Electronics)                              1,000       11,055
    Hitachi Ltd., ADR (Electronics)                           260       28,372
    Mikuni Coca-Cola Bottling Co. Ltd. (Food and Beverage
      Products)                                             1,000       22,250
    Mimasu Semiconductor Industry Co. Ltd. (Electronics)      600       12,648
    Mitsubishi Motor (Automotive)                           2,000       10,830
    Toshiba Corp. (Electronics)                             2,000       14,859
                                                                    ----------
                                                                    $  196,639
------------------------------------------------------------------------------
  Netherlands - 7.6%
    Akzo Nobel N.V. (Chemicals)                               500   $   21,170
    Fugro N.V. (Engineering)                                  166        5,510
    ING Groep N.V. (Financial Services)                       525       28,483
    Libertel N.V. (Cellular Telephones)*                      360        6,491
    STMicroelectronics Co. (Electronics)                      200       15,574
    Wolters Kluwer N.V. (Publishing)*                         550       18,840
                                                                    ----------
                                                                    $   96,068
------------------------------------------------------------------------------
  New Zealand - 0.9%
    Warehouse Group (Retail)                                3,200   $   11,909
------------------------------------------------------------------------------
  Norway - 3.5%
    P4 Radio Hele Norge ASA (Broadcasting)                  2,850   $   13,249
    Sparebanken NOR (Banks and Credit Cos.)                   800       17,510
    Storebrand ASA (Insurance)                              1,800       13,482
                                                                    ----------
                                                                    $   44,241
------------------------------------------------------------------------------
  Portugal - 2.8%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.) 1,220 $ 24,140 Telecel - Comunicacoes Pessoais S.A.
      (Telecommunications)                                     90       11,094
                                                                    ----------
                                                                    $   35,234
------------------------------------------------------------------------------
  Singapore - 1.6%
    DBS Group Holdings Ltd. (Financial Services)            1,000   $   11,180
    Overseas Union Bank Ltd. (Banks and Credit Cos.)        2,142        9,516
                                                                    ----------
                                                                    $   20,696
------------------------------------------------------------------------------
  Spain - 2.1%
    Cortefiel S.A. (Retail)                                   400   $   10,421
    Repsol S.A. (Oils)                                        800       15,651
                                                                    ----------
                                                                    $   26,072
------------------------------------------------------------------------------
  Sweden - 2.8%
    Saab AB, "B" (Aerospace)                                4,450   $   35,870
------------------------------------------------------------------------------
  Switzerland - 4.4%
    Barry Callebaut AG (Food and Beverage Products)            26   $    4,197
    Nestle S.A. (Food and Beverage Products)                   10       18,774
    UBS AG (Banks and Credit Cos.)                            115       32,385
                                                                    ----------
                                                                    $   55,356
------------------------------------------------------------------------------
  United Kingdom - 18.2%
    AstraZeneca Group PLC (Medical and Health Products)       900   $   37,537
    BP Amoco PLC (Oils)                                     1,071       19,565
    British Aerospace PLC (Aerospace)                       5,000       32,916
    British Telecommunications PLC (Telecommunications)     1,950       29,526
    Cable & Wireless Communications PLC
      (Telecommunications)*                                 5,150       52,635
    Capital Radio PLC (Broadcasting)                          250        3,641
    Next PLC (Stores)                                       1,900       19,106
    Orange PLC (Telecommunications)                           870       17,154
    TeleWest Communications PLC (Entertainment)*            3,100       11,275
    Tomkins PLC (Conglomerate)                              1,900        7,943
                                                                    ----------
                                                                    $  231,298
------------------------------------------------------------------------------
Total Foreign Stocks                                                $1,180,966
------------------------------------------------------------------------------
U.S. Stocks - 2.1%
  Consumer Goods and Services - 1.8%
    Galileo International, Inc.                               550   $   22,137
------------------------------------------------------------------------------
  Telecommunications - 0.3%
    Global TeleSystems Group, Inc.*
                                                              190   $    3,747
------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   25,884
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,174,145)                          $1,206,850
------------------------------------------------------------------------------

Short-Term Obligations - 5.1%
------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                     (000 OMITTED)
------------------------------------------------------------------------------
    Federal Agricultural Mortgage Corp.,
      due 10/01/99, at Amortized Cost                      $   65   $   65,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,239,145)                     $1,271,850

Other Assets, Less Liabilities - (0.3)%                                 (3,280)
------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $1,268,570
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS -- September 30, 1999

MFS INTERNATIONAL VALUE FUND

Stocks - 96.0%
-------------------------------------------------------------------------------
ISSUER                                                     SHARES         VALUE
-------------------------------------------------------------------------------
Foreign Stocks - 80.3%
  Australia - 2.2%
    Australia & New Zealand Banking Group Ltd. (Banks and
      Credit Cos.)*                                         1,035    $    6,922
    QBE Insurance Group Ltd. (Insurance)*                   4,806        18,455
                                                                     ----------
                                                                     $   25,377
-------------------------------------------------------------------------------
  Austria - 0.7%
    Austria Tabak AG (Tobacco)                                161    $    7,584
-------------------------------------------------------------------------------
  Bermuda - 0.1%
    Dairy Farm International Holdings Ltd. (Supermarkets)   1,000    $      995
-------------------------------------------------------------------------------
  Canada - 2.1%
    Canadian National Railway Co. (Railroads)                 792    $   24,008
-------------------------------------------------------------------------------
  Finland - 1.2%
    Helsingin Puhelin Oyj (Telecommunications)                317    $   13,422
-------------------------------------------------------------------------------
  France - 14.4%
    Axa (Insurance)                                            50    $    6,319
    Castorama Dubois Investisse (Stores)                      105        29,511
    Pernod Ricard Co. (Beverages)                             107         7,182
    Pin Printemps Redout (Retailer)                           197        37,303
    Rhone-Poulenc S.A. (Pharmaceuticals)                      100         5,159
    Sanofi - Synthelabo S.A. (Medical and Health
      Products)*                                              182         7,745
    SEITA (Tobacco)                                           590        35,148
    Television Francaise (Entertainment)                      106        29,623
    Total Fina S.A., ADR (Oils)                                82         5,202
                                                                     ----------
                                                                     $  163,192
-------------------------------------------------------------------------------
  Germany - 5.5%
    GfK AG (Business Services)*                                50    $    1,303
    Henkel KGaA, Preferred (Chemicals)                        157         9,854
    HypoVereinsbank (Banks and Credit Cos.)                   107         6,238
    Mannesmann AG (Conglomerate)                              248        39,573
    Porsche AG (Automotive)                                     2         5,447
                                                                     ----------
                                                                     $   62,415
-------------------------------------------------------------------------------
  Greece - 1.2%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                    604    $   14,088
-------------------------------------------------------------------------------
  Ireland - 1.1%
    Jefferson Smurfit (Paper Co.)                           3,930    $   11,597
    Trintech Group PLC, ADR (Computer Software -
      Products)*                                               50           656
                                                                     ----------
                                                                     $   12,253
-------------------------------------------------------------------------------
  Italy - 1.8%
    San Paolo - Imi S.p.A (Banks and Credit Cos.)             800    $   10,383
    Telecom Italia Mobile S.p.A., Saving Shares
      (Telecommunications)                                  1,700         6,257
    Unione Immobiliare (Real Estate Trust)                  8,104         4,302
                                                                     ----------
                                                                     $   20,942
-------------------------------------------------------------------------------
  Japan - 19.5%
    Canon, Inc. (Special Products and Services)             1,000    $   29,042
    Coca-Cola West Japan Co. Ltd. (Food and Beverage
      Products)                                               300        13,772
    Don Quijote Co., Ltd. (Retail)                            100        17,903
    East Japan Railway Co. (Railroads)                          1         6,352
    Fuji Heavy Industries, Ltd. (Automotive)                2,000        15,852
    Fujitsu Ltd. (Computer Hardware - Systems)              1,000        31,104
    Hitachi Ltd. (Electronics)                              1,000        11,055
    Hitachi Ltd., ADR (Electronics)                           150        16,369
    Mitsubishi Motor (Automotive)                           1,000         5,415
    Olympus Optical Co. (Optical Goods)                     1,000        13,491
    Orix Corp. (Finance)*                                     100        12,291
    Terumo Corp. (Medical Products)                         1,000        30,823
    Tokyo Marine & Fire Insurance (Insurance)               1,000        11,804
    Uni Charm Corp. (Consumer Goods)                          100         6,024
                                                                     ----------
                                                                     $  221,297
-------------------------------------------------------------------------------
  Mexico - 0.6%
    Pan American Beverage (Food and Beverage Products)        210    $    3,478
    Fomento Economico Mexicano S.A. (Beverages)               100         3,131
                                                                     ----------
                                                                     $    6,609
-------------------------------------------------------------------------------
  Netherlands - 7.2%
    Akzo Nobel N.V. (Chemicals)                               413    $   17,486
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)*                                              456        12,321
    ING Groep N.V. (Financial Services)*                       63         3,418
    Koninklijke Ahold N.V., ADR (Food/Retail)                 128         4,240
    Royal Dutch Petroleum Co., ADR (Oils)                     133         7,855
    STMicroelectronics Co. (Electronics)*                      75         5,840
    Unilever N V (Consumer Goods and Services)*               107         7,290
    Wolters Kluwer N.V. (Publishing)*                         666        22,814
                                                                     ----------
                                                                     $   81,264
-------------------------------------------------------------------------------
  New Zealand - 0.8%
    Warehouse Group (Retail)                                2,500    $    9,304
-------------------------------------------------------------------------------
  Portugal - 0.7%
    Electricidade de Portugal S.A. (Utilities - Electric)     497    $    7,835
-------------------------------------------------------------------------------
  Spain - 4.3%
    Banco Popular Espanol S.A. (Banks and Credit Cos.)        107    $    7,382
    Repsol S.A. (Oils)                                        320         6,260
    Telefonica Publicidad e Informacion S.A. (Telephone
      Directories)*                                           100         2,314
    Telefonica S.A. (Telecommunications)*                   2,044        32,681
                                                                     ----------
                                                                     $   48,637
-------------------------------------------------------------------------------
  Sweden - 2.3%
    Saab AB, "B" (Aerospace)                                1,843    $   14,855
    Skandia Forsakrings AB (Insurance)                        512        10,693
                                                                     ----------
                                                                     $   25,548
-------------------------------------------------------------------------------
  Switzerland - 1.5%
    Nestle S.A. (Food and Beverage Products)                    9    $   16,896
-------------------------------------------------------------------------------
  United Kingdom - 13.1%
    Allied Zurich (Insurance)                                 543    $    6,367
    AstraZeneca Group PLC (Medical and Health Products)       184         7,674
    Avis Europe PLC (Auto Rental)                           2,677        12,777
    Boots Company (Retail)*                                   520         5,798
    BP Amoco PLC, ADR (Oils)                                  246        27,260
    British Aerospace PLC (Aerospace and Defense)*          1,814        11,942
    British Telecommunications PLC (Telecommunications)*      740        11,205
    Cable & Wireless Communications PLC
      (Telecommunications)                                    640         6,541
    Compass Group (Consumer Goods & Services)               2,253        22,211
    Diageo PLC (Food and Beverage Products)*                1,160        11,836
    Rentokil Initial PLC (Environmental Services)             919         3,252
    Reuters Group PLC (Business Services)                   1,385        15,637
    Sainsbury (J.) PLC (Retail)                               950         5,926
                                                                     ----------
                                                                     $  148,426
-------------------------------------------------------------------------------
Total Foreign Stocks                                                    910,092
-------------------------------------------------------------------------------
U.S. Stocks - 15.7%
  Advertising - 0.4%
    Young & Rubicam, Inc.                                     100    $    4,400
-------------------------------------------------------------------------------
  Aerospace - 0.9%
    Raytheon Co., "A"                                         217    $   10,524
-------------------------------------------------------------------------------
  Automotive - 0.2%
    Delphi Automotive Systems Corp.                           138    $    2,217
-------------------------------------------------------------------------------
  Business Services - 0.4%
    Galileo International, Inc.                               100    $    4,025
-------------------------------------------------------------------------------
  Computer Software - Systems - 0.8%
    Hewlett-Packard Co.                                       100    $    9,200
-------------------------------------------------------------------------------
  Consumer Goods and Services - 1.1%
    Newell Rubbermaid Inc.                                    136    $    3,885
    Philip Morris Cos., Inc.                                  263         8,991
                                                                     ----------
                                                                     $   12,876
-------------------------------------------------------------------------------
  Electrical Equipment - 0.6%
    Cooper Industries, Inc.                                   138    $    6,452
-------------------------------------------------------------------------------
  Financial Services - 0.9%
    Associates First Capital Corp., "A"                       210    $    7,560
    Goldman Sachs Group, Inc.                                  50         3,050
                                                                     ----------
                                                                     $   10,610
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.0%
    Anheuser-Busch Cos., Inc.                                 156    $   10,930
-------------------------------------------------------------------------------
  Insurance - 3.3%
    Allstate Corp.                                            300    $    7,481
    American International Group, Inc.                        170        14,779
    ReliaStar Financial Corp.                                 466        15,495
                                                                     ----------
                                                                     $   37,755
-------------------------------------------------------------------------------
  Manufacturing - 2.9%
    Tyco International Ltd.                                   314    $   32,420
-------------------------------------------------------------------------------
  Pharmaceuticals - 0.7%
    Pharmacia & Upjohn, Inc.                                  160    $    7,940
-------------------------------------------------------------------------------
  Special Products and Services - 2.5%
    McDonald's Corp.                                          580    $   24,940
    Xerox Corp.                                                94         3,942
                                                                     ----------
                                                                     $   28,882
-------------------------------------------------------------------------------
Total U.S. Stocks                                                       178,231
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $986,450)                             $1,088,323
-------------------------------------------------------------------------------

Short-Term Obligations - 7.5%
-------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                    (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Agricultural Mortgage Corp.,
      due 10/01/99, at Amortized Cost                      $   85     $  85,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,071,450)                      $1,173,323

Other Assets, Less Liabilities - (3.5)%                                 (39,444)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $1,133,879
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
---------------------------------------------------------------------------------------------------------------
                                                        INTERNATIONAL        INTERNATIONAL        INTERNATIONAL
                                                        OPPORTUNITIES            STRATEGIC                VALUE
SEPTEMBER 30, 1999                                               FUND          GROWTH FUND                 FUND
---------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,121,401,
    $1,239,145 and $1,071,450, respectively)               $1,151,070           $1,271,850           $1,173,323
  Cash                                                          1,373                3,770                1,598
  Foreign currency, at value (identified cost $1,012,
    $889 and $716, respectively)                                1,005                  896                  713
  Receivable for investments sold                              20,758                7,046                9,123
  Interest and dividends receivable                             2,332                3,677                2,605
  Other assets                                                      7                    7                    7
                                                           ----------           ----------           ----------
      Total assets                                         $1,176,545           $1,287,246           $1,187,369
                                                           ----------           ----------           ----------
Liabilities:
  Payable for Fund shares reacquired                        $  50,000           $   --               $   --
  Payable for investments purchased                            19,739               18,616               53,436
  Accrued expenses and other liabilities                           39                   60                   54
                                                           ----------           ----------           ----------
      Total liabilities                                    $   69,778           $   18,676            $  53,490
                                                           ----------           ----------           ----------
Net assets                                                 $1,106,767           $1,268,570           $1,133,879
                                                           ----------           ----------           ----------
Net assets consist of:
  Paid-in-capital                                          $  849,878           $  967,125           $  811,701
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                 29,590               32,725              101,775
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions             227,371              267,898              221,069
  Accumulated undistributed net investment income
    (loss)                                                        (72)                 822                 (666)
                                                           ----------           ----------           ----------
      Total                                                $1,106,767           $1,268,570           $1,133,879
                                                           ==========           ==========           ==========
Shares of beneficial interest outstanding:
  Class A                                                       9,246               18,840               70,135
  Class I                                                      74,874               75,343               15,488
                                                           ----------           ----------           ----------
      Total shares of beneficial interest outstanding          84,120               94,183               85,623
                                                           ==========           ==========           ==========
Net assets:
  Class A                                                  $  121,579           $  253,281           $  928,658
  Class I                                                     985,188            1,015,289              205,221
                                                           ----------           ----------           ----------
      Total net assets                                     $1,106,767           $1,268,570           $1,133,879
                                                           ==========           ==========           ==========
Class A shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest
      outstanding)                                           $13.15               $13.44               $13.24
                                                             ======               ======               ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest
      outstanding)                                           $13.16               $13.48               $13.25
                                                             ======               ======               ======
See notes to financial statements.

Statements of Operations
---------------------------------------------------------------------------------------------------------------
                                                        INTERNATIONAL        INTERNATIONAL        INTERNATIONAL
                                                        OPPORTUNITIES            STRATEGIC                VALUE
YEAR ENDED SEPTEMBER 30, 1999                                    FUND          GROWTH FUND                 FUND
---------------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                               $  19,055            $  19,436            $  19,519
    Interest                                                    1,559                3,232                3,475
    Foreign taxes withheld                                     (2,331)              (2,396)              (2,053)
                                                            ---------            ---------            ---------
      Total investment income                               $  18,283            $  20,272            $  20,941
                                                            ---------            ---------            ---------
  Expenses -
    Management fee                                          $  11,451            $  10,108            $  11,597
    Shareholder servicing agent fee                             1,163                1,095                1,397
    Distribution and service fee (Class A)                      1,930                  832                5,100
    Administrative fee                                            172                  130                  226
    Custodian fee                                              11,824               12,029                9,668
    Printing                                                    2,822                3,674                  561
    Postage                                                       232                  201                   43
    Auditing fees                                              13,361               14,561               13,486
    Legal fees                                                  3,097                5,012                3,609
    Miscellaneous                                               3,314                2,195                2,043
                                                            ---------            ---------            ---------
      Total expenses                                        $  49,366            $  49,837            $  47,730
    Fees paid indirectly                                         (373)                (321)                (245)
    Reduction of expenses by investment adviser and
      distributor                                             (28,440)             (31,375)             (26,639)
                                                            ---------            ---------            ---------
      Net expenses                                          $  20,553            $  18,141            $  20,846
                                                            ---------            ---------            ---------
        Net investment income (loss)                        $  (2,270)           $   2,131            $      95
                                                            ---------            ---------            ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                 $ 247,822            $ 271,445            $ 234,897
    Foreign currency transactions                              (2,806)                (965)                  26
                                                            ---------            ---------            ---------
      Net realized gain on investments and foreign
        currency transactions                               $ 245,016            $ 270,480            $ 234,923
                                                            ---------            ---------            ---------
  Change in unrealized appreciation (depreciation) -
    Investments                                             $ 141,248            $  84,530            $  75,548
    Translation of assets and liabilities in foreign
      currencies                                                  780                  452                 (212)
                                                            ---------            ---------            ---------
      Net unrealized gain on investments and foreign
        currency translation                                $ 142,028            $  84,982            $  75,336
                                                            ---------            ---------            ---------

        Net realized and unrealized gain on
          investments and
          foreign currency                                  $ 387,044            $ 355,462            $ 310,259
                                                            ---------            ---------            ---------
          Increase in net assets from operations            $ 384,774            $ 357,593            $ 310,354
                                                            =========            =========            =========
See notes to financial statements.

Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED               PERIOD ENDED
INTERNATIONAL OPPORTUNITIES FUND                            SEPTEMBER 30, 1999        SEPTEMBER 30, 1998*
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                     $    (2,270)               $     7,483
  Net realized gain (loss) on investments and foreign
    currency transactions                                              245,016                    (19,918)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                               142,028                   (112,438)
                                                                   -----------                -----------
      Increase (decrease) in net assets from operations            $   384,774                $  (124,873)
                                                                   -----------                -----------

Distributions declared to shareholders -
  From net investment income (Class A)                             $    (1,540)               $      --
  From net investment income (Class I)                                  (2,627)                      --
  In excess of net investment income (Class A)                            (118)                      --
  In excess of net investment income (Class I)                            (201)                      --
                                                                   -----------                -----------
      Total distributions declared to shareholders                 $    (4,486)               $      --
                                                                   -----------                -----------
Net increase (decrease) in net assets from Fund share
transactions                                                       $  (538,795)               $ 1,390,147
                                                                   -----------                -----------
      Total increase (decrease) in net assets                      $  (158,507)               $ 1,265,274
Net assets:
  At beginning of period                                             1,265,274                       --
                                                                   -----------                -----------

  At end of period (including accumulated distributions in
    excess of net investment income and undistributed net
    investment income of $72 and $4,167, respectively)             $ 1,106,767                $ 1,265,274
                                                                   ===========                ===========

* For the period from the commencement of the Fund's investment operations,  October 9, 1997, through September 30, 1998.

See notes to financial statements.

Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED               PERIOD ENDED
INTERNATIONAL STRATEGIC GROWTH FUND                         SEPTEMBER 30, 1999        SEPTEMBER 30, 1998*
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $     2,131                $     4,893
  Net realized gain on investments and foreign currency
    transactions                                                       270,480                     28,142
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                84,982                    (52,257)
                                                                   -----------                -----------
      Increase (decrease) in net assets from operations            $   357,593                $   (19,222)
                                                                   -----------                -----------

Distributions declared to shareholders -
  From net investment income (Class A)                             $      (335)               $      --
  From net investment income (Class I)                                  (3,397)                      --
  From net realized gain on investments and foreign currency transactions
    (Class A)                                                           (2,982)                      --
  From net realized gain on investments and foreign currency transactions
    (Class I)                                                          (30,212)                      --
                                                                   -----------                -----------
      Total distributions declared to shareholders                 $   (36,926)               $      --
                                                                   -----------                -----------
Net increase (decrease) in net assets from Fund share
transactions                                                       $   (17,817)               $   984,942
                                                                   -----------                -----------
      Total increase in net assets                                 $   302,850                $   965,720
Net assets:
  At beginning of period                                               965,720                       --
                                                                   -----------                -----------

  At end of period (including accumulated undistributed net
    investment income of $822 and $1,788, respectively)            $ 1,268,570                $   965,720
                                                                   ===========                ===========

*For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.

See notes to financial statements.

Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED               PERIOD ENDED
INTERNATIONAL VALUE FUND                                    SEPTEMBER 30, 1999        SEPTEMBER 30, 1998*
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $        95                $    10,893
  Net realized gain on investments and foreign currency
    transactions                                                       234,923                      8,517
  Net unrealized gain on investments and foreign
    currency translation                                                75,336                     26,439
                                                                   -----------                -----------
      Increase in net assets from operations                       $   310,354                $    45,849
                                                                   -----------                -----------
Distributions declared to shareholders -
  From net investment income (Class A)                             $    (9,628)               $      --
  From net investment income (Class I)                                  (1,179)                      --
  In excess of net investment income (Class A)                            (618)                      --
  In excess of net investment income (Class I)                             (76)                      --
  From net realized gain on investments and foreign
    currency transactions
    (Class A)                                                          (20,108)                      --
  From net realized gain on investments and foreign
    currency transactions
    (Class I)                                                           (2,464)                      --
                                                                   -----------                -----------
      Total distributions declared to shareholders                 $   (34,073)               $      --
                                                                   -----------                -----------
Net increase (decrease) in net assets from Fund share
   transactions                                                    $  (256,745)               $ 1,068,494
                                                                   -----------                -----------
      Total increase in net assets                                 $    19,536                $ 1,114,343
Net assets:
  At beginning of period                                             1,114,343                       --
                                                                   -----------                -----------

  At end of period (including accumulated net
    investment loss and accumulated undistributed net
    investment income of $666 and $10,713,
    respectively)                                                  $ 1,133,879                $ 1,114,343
                                                                   ===========                ===========

*For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                   INTERNATIONAL OPPORTUNITIES FUND
---------------------------------------------------------------------------------------------------------------------------
                                            YEAR ENDED           PERIOD ENDED             YEAR ENDED           PERIOD ENDED
                                    SEPTEMBER 30, 1999    SEPTEMBER 30, 1998*     SEPTEMBER 30, 1999    SEPTEMBER 30, 1998*
---------------------------------------------------------------------------------------------------------------------------
                                               CLASS A                                       CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $ 9.42                 $10.00                 $ 9.42                 $10.00
                                                ------                 ------                 ------                 ------
Income from investment operations# -
  Net investment income (loss)(S)               $(0.01)                $ 0.06                 $(0.03)                $ 0.07
  Net realized and unrealized gain (loss)
    on investments and foreign currency           3.78                  (0.64)                  3.81                  (0.65)
                                                ------                 ------                 ------                 ------
      Total from investment operations          $ 3.77                 $(0.58)                $ 3.78                 $(0.58)
                                                ------                 ------                 ------                 ------
Less distributions declared to shareholders -
  From net investment income                    $(0.04)                $ --                   $(0.04)                $ --
  In excess of net investment income              --  **                 --                     --  **                 --
                                                ------                 ------                 ------                 ------
      Total distributions declared to
        shareholders                            $(0.04)                $ --                   $(0.04)                $ --
                                                ------                 ------                 ------                 ------
Net asset value - end of period                 $13.15                 $ 9.42                 $13.16                 $ 9.42
                                                ======                 ======                 ======                 ======
Total return                                     40.11%                 (5.80)%++              40.22%                 (5.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                      1.78%                  1.75%+                 1.78%                  1.75%+
  Net investment income (loss)                   (0.13)%                 0.54%+                (0.23)%                 0.65%+
Portfolio turnover                                 162%                   165%                   162%                   165%
Net assets at end of period (000 omitted)         $122                   $573                   $985                   $692

(S) Subject to reimbursement by the Fund, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays
    MFS a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

     Net investment loss                        $(0.32)                $(0.13)                $(0.29)                $(0.07)
     Ratios (to average net assets):
       Expenses##                                 4.54%                  3.57%+                 4.04%                  3.07%+
       Net investment loss                       (2.89)%                (1.32)%+               (2.49)%                (0.71)%+

 *  For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.
**  Per share amount was less than $0.01.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                  INTERNATIONAL STRATEGIC GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------
                                            YEAR ENDED           PERIOD ENDED             YEAR ENDED           PERIOD ENDED
                                    SEPTEMBER 30, 1999    SEPTEMBER 30, 1998*     SEPTEMBER 30, 1999    SEPTEMBER 30, 1998*
---------------------------------------------------------------------------------------------------------------------------
                                               CLASS A                                       CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $ 9.68                 $10.00                 $ 9.70                 $10.00
                                                ------                 ------                 ------                 ------
Income from investment operations# -
  Net investment income(S)                      $ 0.05                 $ 0.04                 $ 0.02                 $ 0.05
  Net realized and unrealized gain (loss)
    on investments and foreign currency           4.08                  (0.36)                  4.13                  (0.35)
                                                ------                 ------                 ------                 ------
      Total from investment operations          $ 4.13                 $(0.32)                $ 4.15                 $(0.30)
                                                ------                 ------                 ------                 ------
Less distributions declared to shareholders -
  From net investment income                    $(0.04)                $ --                   $(0.04)                $ --
  From net realized gain on investments
    and foreign currency transactions            (0.33)                  --                    (0.33)                  --
                                                ------                 ------                 ------                 ------
      Total distributions declared to
        shareholders                            $(0.37)                $ --                   $(0.37)                $ --
                                                ------                 ------                 ------                 ------
Net asset value - end of period                 $13.44                 $ 9.68                 $13.48                 $ 9.70
                                                ======                 ======                 ======                 ======
Total return                                     43.79%                 (3.20)%++              43.91%                 (3.00)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                      1.78%                  1.77%+                 1.78%                  1.77%+
  Net investment income                           0.44%                  0.34%+                 0.16%                  0.48%+
Portfolio turnover                                 175%                   103%                   175%                   103%
Net assets at end of period (000 omitted)         $253                    $90                 $1,015                   $876

(S) Subject to reimbursement by the Fund, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays
    MFS a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

     Net investment loss                        $(0.39)                $(0.20)                $(0.36)                $(0.13)
     Ratios (to average net assets):
       Expenses##                                 5.23%                  3.88%+                 4.73%                  3.38%+
       Net investment loss                       (3.01)%                (1.79)%+               (2.79)%                (1.15)%+

 * For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
# #Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                       INTERNATIONAL VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
                                            YEAR ENDED           PERIOD ENDED             YEAR ENDED           PERIOD ENDED
                                    SEPTEMBER 30, 1999    SEPTEMBER 30, 1998*     SEPTEMBER 30, 1999    SEPTEMBER 30, 1998*
---------------------------------------------------------------------------------------------------------------------------
                                               CLASS A                                       CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $10.46                 $10.00                 $10.47                 $10.00
                                                ------                 ------                 ------                 ------
Income from investment operations# -
  Net investment income(S)                      $ --  **               $ 0.10                 $ 0.01                 $ 0.11
  Net realized and unrealized gain  on
    investments and foreign currency              3.10                   0.36                   3.09                   0.36
                                                ------                 ------                 ------                 ------

      Total from investment operations          $ 3.10                 $ 0.46                 $ 3.10                 $ 0.47
                                                ------                 ------                 ------                 ------

Less distributions declared to shareholders -
  From net investment income                    $(0.10)                $ --                   $(0.10)                $ --
  In excess of net investment income             (0.01)                  --                    (0.01)                  --
  From net realized gain on investments
    and foreign currency transactions            (0.21)                  --                    (0.21)                  --
                                                ------                 ------                 ------                 ------
      Total distributions declared to
        shareholders                            $(0.32)                $ --                   $(0.32)                $ --
                                                ------                 ------                 ------                 ------
Net asset value - end of period                 $13.24                 $10.46                 $13.25                 $10.47
                                                ======                 ======                 ======                 ======
Total return                                     30.01%                  4.70%++               30.11%                  4.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                      1.77%                  1.77%+                 1.77%                  1.77%+
  Net investment income                           --  %                  0.98%+                 0.08%                  1.00%+
Portfolio turnover                                 107%                    71%                   107%                    71%
Net assets at end of period (000 omitted)         $929                 $1,002                   $205                   $112

(S) Subject to reimbursement by the Fund, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays
    MFS a fee at not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

     Net investment loss                        $(0.28)                $(0.13)                $(0.21)                $(0.07)
     Ratios (to average net assets):
       Expenses##                                 4.07%                  3.92%+                 3.58%                  3.42%+
       Net investment loss                       (2.30)%                (1.19)%+               (1.73)%                (0.67)%+

 * For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.
** Per share amount was less than $0.01.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS International Opportunities Fund, MFS International Strategic Growth Fund, and MFS International Value Fund (the Funds) are each a diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each Fund may enter into contracts with the intent of changing the relative exposure of each Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - Each Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended September 30, 1999, the following amounts were reclassified among accumulated undistributed net investment income (loss), accumulated undistributed net realized gain on investments and foreign currency transactions, and paid-in-capital due to differences between book and tax accounting for currency transactions and the offset of net investment loss against short-term capital gains. These changes had no effect on the net assets or net asset values per share.

                                                                  INTERNATIONAL             INTERNATIONAL             INTERNATIONAL
                                                                  OPPORTUNITIES          STRATEGIC GROWTH                     VALUE
INCREASE (DECREASE)                                                        FUND                      FUND                      FUND
-----------------------------------------------------------------------------------------------------------------------------------
Paid-in-capital                                                        $(1,474)                    $  --                      $ --
Accumulated undistributed net realized gain on investments
  and foreign currency transactions                                    $(1,043)                    $(635)                     $(27)
Accumulated undistributed net investment
  income (loss)                                                        $ 2,517                     $ 635                      $ 27

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

        First $500 million of average net assets          0.975%
        Average net assets in excess of $500 million      0.925%

The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of expenses in the Statement of Operations.

Each Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 1.75% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 1999, the aggregate unreimbursed expenses owed to MFS by the Funds amounted to:

              INTERNATIONAL              INTERNATIONAL           INTERNATIONAL
              OPPORTUNITIES           STRATEGIC GROWTH                   VALUE
                       FUND                       FUND                    FUND
       -----------------------------------------------------------------------
                    $19,404                    $27,572                 $17,480

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to each Fund.

Administrator - Each Fund has an administrative services agreement with MFS to provide each Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of each Fund for the year ended September 30, 1999.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed during the year ended September 30, 1999, on Class A shares of each Fund.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of each Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                           INTERNATIONAL        INTERNATIONAL        INTERNATIONAL
                                                                           OPPORTUNITIES     STRATEGIC GROWTH                VALUE
                                                                                    FUND                 FUND                 FUND
------------------------------------------------------------------------------------------------------------------------------------
Purchases

Investments (non-U.S. government securities)                                  $1,834,908           $1,676,052           $1,178,014
                                                                              ----------           ----------           ----------
Sales

Investments (non-U.S. government securities)                                  $2,244,550           $1,686,599           $1,414,655
                                                                              ----------           ----------           ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                                                           INTERNATIONAL        INTERNATIONAL        INTERNATIONAL
                                                                           OPPORTUNITIES     STRATEGIC GROWTH                VALUE
                                                                                    FUND                 FUND                 FUND
------------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                                $1,124,182           $1,243,607           $1,072,905
                                                                              ----------           ----------           ----------
Gross unrealized appreciation                                                 $  100,283           $   74,383           $  164,456
Gross unrealized depreciation                                                    (73,395)             (46,140)             (64,038)
                                                                              ----------           ----------           ----------
    Net unrealized appreciation                                               $   26,888           $   28,243           $  100,418
                                                                              ==========           ==========           ==========

(5) Shares of Beneficial Interest
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                         INTERNATIONAL OPPORTUNITIES FUND
                                    -----------------------------------------
                                    YEAR ENDED SEPTEMBER    PERIOD ENDED
                                          30, 1999        SEPTEMBER 30, 1998*
                                    -------------------   -------------------
                                     SHARES      AMOUNT    SHARES      AMOUNT
                                    -----------------------------------------
Shares sold                             350    $  4,265    75,967   $ 780,005
Shares issued to shareholders in
  reinvestment of distributions         159       1,657      --         --
Shares reacquired                   (52,069)   (594,263)  (15,161)   (153,975)
                                    -------   ---------   -------   ---------
    Net increase (decrease)         (51,560)  $(588,341)   60,806   $ 626,030
                                    =======   =========   =======   =========

Class I Shares

                                         INTERNATIONAL OPPORTUNITIES FUND
                                    -----------------------------------------
                                    YEAR ENDED SEPTEMBER     PERIOD ENDED
                                          30, 1999        SEPTEMBER 30, 1998*
                                    -------------------   -------------------
                                     SHARES      AMOUNT    SHARES      AMOUNT
                                    -----------------------------------------
Shares sold                          24,543   $ 308,165    73,457   $ 764,117
Shares issued to shareholders in
  reinvestment of distributions         272       2,828      --         --
Shares reacquired                   (23,398)   (261,447)     --         --
                                    -------   ---------   -------   ---------
    Net increase                      1,417   $  49,546    73,457   $ 764,117
                                    =======   =========   =======   =========

Class A Shares

                                       INTERNATIONAL STRATEGIC GROWTH FUND
                                    -----------------------------------------
                                    YEAR ENDED SEPTEMBER    PERIOD ENDED
                                          30, 1999        SEPTEMBER 30, 1998*
                                    -------------------   -------------------
                                     SHARES      AMOUNT    SHARES      AMOUNT
                                    -----------------------------------------
Shares sold                           9,673   $ 117,480    38,708   $ 388,757
Shares issued to shareholders in
  reinvestment of distributions         320       3,315      --         --
Shares reacquired                      (435)     (4,607)  (29,426)   (342,377)
                                    -------   ---------   -------   ---------
    Net increase                      9,558   $ 116,188     9,282   $  46,380
                                    =======   =========   =======   =========

Class I Shares

                                       INTERNATIONAL STRATEGIC GROWTH FUND
                                    -----------------------------------------
                                    YEAR ENDED SEPTEMBER     PERIOD ENDED
                                          30, 1999        SEPTEMBER 30, 1998*
                                    -------------------   -------------------
                                     SHARES      AMOUNT    SHARES      AMOUNT
                                    -----------------------------------------
Shares sold                          26,952   $ 332,055    92,832   $ 965,533
Shares issued to shareholders in
  reinvestment of distributions       3,241      33,607      --         --
Shares reacquired                   (45,157)   (499,667)   (2,525)    (26,971)
                                    -------   ---------   -------   ---------
    Net increase (decrease)         (14,964)  $(134,005)   90,307   $ 938,562
                                    =======   =========   =======   =========

Class A Shares

                                             INTERNATIONAL VALUE FUND
                                    -----------------------------------------
                                    YEAR ENDED SEPTEMBER     PERIOD ENDED
                                          30, 1999        SEPTEMBER 30, 1998*
                                    -------------------   -------------------
                                     SHARES      AMOUNT    SHARES      AMOUNT
                                    -----------------------------------------
Shares sold                             279    $  3,219    96,025   $ 960,810
Shares issued to shareholders in
  reinvestment of distributions       2,693      30,353      --         --
Shares reacquired                   (28,592)   (349,000)     (270)     (3,059)
                                    -------   ---------   -------   ---------
    Net increase (decrease)         (25,620)  $(315,428)   95,755   $ 957,751
                                    =======   =========   =======   =========

Class I Shares

                                             INTERNATIONAL VALUE FUND
                                    -----------------------------------------
                                    YEAR ENDED SEPTEMBER     PERIOD ENDED
                                          30, 1999        SEPTEMBER 30, 1998*
                                    -------------------   -------------------
                                     SHARES      AMOUNT    SHARES      AMOUNT
                                    -----------------------------------------
Shares sold                           6,036   $  75,977    10,745   $ 110,743
Shares issued to shareholders in
  reinvestment of distributions         330       3,718      --         --
Shares reacquired                    (1,623)    (21,012)     --         --
                                    -------   ---------   -------   ---------
    Net increase                      4,743   $  58,683    10,745   $ 110,743
                                    =======   =========   =======   =========

*For the period from the commencement of each Fund's investment operations, October 9, 1997, through September 30, 1998.

(6) Line of Credit
Each Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each Fund for the year ended September 30, 1999, were as follows:

              INTERNATIONAL              INTERNATIONAL           INTERNATIONAL
              OPPORTUNITIES           STRATEGIC GROWTH                   VALUE
                       FUND                       FUND                    FUND
      ------------------------------------------------------------------------
                         $9                         $7                      $8

The Funds had no significant borrowings during the period.

(7) Restricted Security
Each Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 1999, the International Opportunities Fund owned the following restricted security, which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, is valued at fair value as determined in good faith by the Trustees.

                                             DATES OF                                                            % OF
DESCRIPTION                               ACQUISITION          SHARES            COST           VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Hong Leong Finance                  1/20/99 - 7/14/99           7,000         $11,949         $11,739            1.0%

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust V and Shareholders of MFS International Opportunities Fund, MFS International Strategic Growth Fund and MFS International Value Fund:

We have audited the accompanying statements of assets and liabilities of MFS International Opportunities Fund, MFS International Strategic Growth Fund and MFS International Value Fund, including the schedules of portfolio investments, as of September 30, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from October 9, 1997 (commencement of operations) to September 30, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of MFS International Opportunities Fund, MFS International Strategic Growth Fund and MFS International Value Fund at September 30, 1999, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the year then ended and for the period from October 9, 1997 (commencement of operations) to September 30, 1998, in conformity with generally accepted accounting principles.

                                             Ernst & Young LLP

Boston, Massachusetts
November 9, 1999

FEDERAL TAX INFORMATION

In January 2000, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 1999.

For the year ended September 30, 1999, income from foreign sources and the foreign taxes withheld were as follows:

                              INTERNATIONAL      INTERNATIONAL    INTERNATIONAL
                              OPPORTUNITIES   STRATEGIC GROWTH            VALUE
                                       FUND               FUND             FUND
-------------------------------------------------------------------------------
Income from foreign sources         $15,520            $19,194          $14,316
                                    -------            -------          -------
Foreign taxes withheld              $ 2,533            $ 2,540          $ 2,124
                                    -------            -------          -------

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third- party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) INTERNATIONAL OPPORTUNITIES FUND

MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND

MFS(R) INTERNATIONAL VALUE FUND

[Logo] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                              INC-2-V 11/99 1M